Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 15, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, the Average Annual Total Return table in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2023

	1 Year	Since Inception	Inception Date
Return Before Taxes	13.15%	1.53%	1/20/2021
Return After Taxes on Distributions	8.69%	0.10%
Return After Taxes on Distributions and Sale of Fund Shares	7.74%	0.56%
LBMA Gold Price (reflects no deduction for fees, expenses or taxes)	14.59%	3.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	9.25%

Please Keep this Supplement with your Fund Prospectus and
Summary Prospectus for Future Reference